UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 9, 2011


                           DOMARK INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

          Nevada                       333.136247                 20-4647578
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)

254 S Ronald Reagan Blvd, Ste 134, Longwood, FL                     32750
   (Address of Principal Executive Offices)                       (Zip Code)

                                 1-877-732-5035
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The Company entered into a series of Note Amendments and Agreements on December 9, 2011, as described in Item 2.03 below, which is incorporated by reference into this Item.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
           OFF-BALANCE SHEET ARRANGEMENT.

DIRECT OBLIGATION

On December 9, 2011, the Company amended an existing promissory note with Infinite Funding, Inc. by extending the original due date of December 15, 2011 to April 15, 2012. The original note was dated September 28, 2011 with a principal amount due of $40,000. The Company has agreed to pay an extension fee of $10,000, thereby increasing the principal amount to $50,000 and extending the due date to April 15, 2012.

On December 9, 2011, the Company executed a 2nd Amendment to Promissory Note with Infinite Funding, Inc., extending the due date to April 15, 2012. The original note was dated June 10, 2011 and was first amended on September 28, 2011. As a result of the second amendment, the Company has extended the due date to April 15, 2012 and agreed to pay an extension fee of $20,000, thereby increasing the amount of principal to $95,000.

On December 9, 2011, the Company executed a 3rd Amendment to Promissory Note with Infinite Funding, Inc., extending the due date from December 15, 2011 to April 15, 2012. The original note was dated March 3, 2011, first amended on June 9, 2011, and amended a second time on September 28, 2011. The Company has agreed to pay an extension fee of $20,000, thereby increasing the principal balance due to $105,000.

On December 9, 2011, the Company entered into a new Promissory Note with Infinite Funding, Inc. for the principal sum of $100,000. The note is due on April 15, 2012 and accrues interest at 3% per annum.

These Amendments and the Note are filed as an exhibit to this Form 8-K and should be referred to in their entirety for complete information concerning the Amendments and the Note.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

10.1     Amendment to Promissory Note

10.2     2nd Amendment to Promissory Note

10.3     3rd Amendment to Promissory Note

10.4     Promissory Note

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.


                                        DOMARK INTERNATIONAL, INC.


Date: December 14, 2011                 By: /s/ R Thomas Kidd
                                            ------------------------------------
                                            R Thomas Kidd
                                            Chief Executive Officer

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